Exhibit 4(a)
NORTHROP GRUMMAN CORPORATION
AND
THE BANK OF NEW YORK MELLON, TRUSTEE

SECOND SUPPLEMENTAL INDENTURE
Dated as of November 8, 2010
to
INDENTURE
Dated as of November 21, 2001
as amended and supplemented by the
FIRST SUPPLEMENTAL INDENTURE
Dated as of July 30, 2009

1.850% Senior Notes due 2015
3.500% Senior Notes due 2021
5.050% Senior Notes due 2040

Second Supplemental Indenture

-i-

     This SECOND SUPPLEMENTAL INDENTURE dated as of November 8, 2010 (this “Second Supplemental Indenture”) between NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at 1840 Century Park East, Los Angeles, California 90067, and THE BANK OF NEW YORK MELLON, a corporation duly organized and existing under the laws of the State of New York, as successor to JPMorgan Chase Bank, as trustee (herein called the “Trustee”), under the Indenture (as hereinafter defined), having its Corporate Trust Office at 101 Barclay Street, New York, New York 10286.
R E C I T A L S
     WHEREAS, the Company and the Trustee have executed and delivered an Indenture, dated as of November 21, 2001 (the “Original Indenture”), and a First Supplemental Indenture, dated as of July 30, 2009, which amends and supplements the Original Indenture (the “First Supplemental Indenture”);
     WHEREAS, Section 901 of the Original Indenture, as amended, provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture, as amended;
     WHEREAS, the Company established two series of its Securities under the Original Indenture, as amended, issued in an initial aggregate principal amount of $850,000,000, designated as the 3.70% Senior Notes due 2014 and the 5.05% Senior Notes due 2019, respectively;
     WHEREAS, pursuant to the terms of the Original Indenture, as amended, the Company desires to provide for the establishment of three new series of its Securities to be known as its “1.850% Senior Notes due 2015” (the “2015 Notes”), its “3.500% Senior Notes due 2021” (the “2021 Notes”) and its “5.050% Senior Notes due 2040” (the “2040 Notes” and, together with the 2015 Notes and the 2021 Notes, the “Notes”), respectively, the form and substance of each such series of Notes and the terms, provisions and conditions thereof to be set forth as provided in the Original Indenture, as amended by the First Supplemental Indenture and this Second Supplemental Indenture (together, the “Indenture”);
     WHEREAS, the Company has requested that the Trustee execute and deliver this Second Supplemental Indenture; and
     WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Second Supplemental Indenture and make it a valid, binding and legal agreement of the Company, have been done or performed.
     NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:
Second Supplemental Indenture

     For and in consideration of the promises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders, as follows:
Article I.
DEFINITIONS
     Unless the context otherwise requires, capitalized terms used but not defined in this Second Supplemental Indenture shall have the respective meaning ascribed to them by the Indenture. The following additional terms are hereby established for purposes of this Second Supplemental Indenture and shall have the meaning set forth in this Second Supplemental Indenture only for purposes of this Second Supplemental Indenture:
“2015 Global Notes” has the meaning set forth in Section 203 of this Second Supplemental Indenture.
“2021 Global Notes” has the meaning set forth in Section 203 of this Second Supplemental Indenture.
“2040 Global Notes” has the meaning set forth in Section 203 of this Second Supplemental Indenture.
“2015 Notes” has the meaning set forth in the recitals of this Second Supplemental Indenture.
“2021 Notes” has the meaning set forth in the recitals of this Second Supplemental Indenture.
“2040 Notes” has the meaning set forth in the recitals of this Second Supplemental Indenture.
“Additional Notes” has the meaning set forth in Section 201 of this Second Supplemental Indenture.
“First Supplemental Indenture” has the meaning set forth in the recitals of this Second Supplemental Indenture.
“Global Notes” has the meaning set forth in Section 203 of this Second Supplemental Indenture.
“Indenture” has the meaning set forth in the recitals of this Second Supplemental Indenture.
“Interest Payment Date” has the meaning set forth in Section 205 of this Second Supplemental Indenture.
“Notes” has the meaning set forth in the recitals of this Second Supplemental Indenture.
Second Supplemental Indenture

“Original Indenture” has the meaning set forth in the recitals of this Second Supplemental Indenture.
“Regular Record Date” has the meaning set forth in Section 205 of this Second Supplemental Indenture.
Article II.
ESTABLISHMENT OF 1.850% SENIOR NOTES DUE 2015,
3.500% SENIOR NOTES DUE 2021 AND 5.050% SENIOR NOTES DUE 2040
201. Establishment and Designation of the Notes
     Pursuant to the terms hereof and Section 301 of the Indenture, the Company hereby establishes three new series of Securities, the first series designated as the “1.850% Senior Notes due 2015,” the second series designated as the “3.500% Senior Notes due 2021,” and the third series designated as the “5.050% Senior Notes due 2040.” Any such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (with respect to any such series, the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the series of Notes being reopened, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date, and the initial interest accrual date. Any such Additional Notes, together with the Notes of the series being reopened, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions.
202. Principal Amount of the Notes; Maturity
     The maximum aggregate principal amount of the Notes which may be authenticated and delivered pursuant to the Indenture (except for (i) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture, (ii) Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture, and (iii) for avoidance of doubt, Additional Notes) is $500,000,000 in respect of the 2015 Notes, $700,000,000 in respect of the 2021 Notes and $300,000,000 in respect of the 2040 Notes. The principal amount of the 2015 Notes shall be due and payable on November 15, 2015, the principal amount of the 2021 Notes shall be due and payable on March 15, 2021 and the principal amount of the 2040 Notes shall be due and payable on November 15, 2040.
203. Form of Notes; Denominations; Depositary
     The 2015 Notes shall be initially issued in the form of one or more Global Securities (the “2015 Global Notes”) in substantially the form set forth in Exhibit A hereto, the 2021 Notes shall be initially issued in the form of one or more Global Securities (the “2021 Global Notes”) in substantially the form set forth in Exhibit B hereto and the 2040 Notes shall be initially issued in the form of one or more Global Securities (the “2040 Global Notes” and, together with the 2015 Global Notes and the 2021 Global Notes, the “Global Notes”) in substantially the form set forth
Second Supplemental Indenture

in Exhibit C hereto. The Notes shall be issued in fully registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
     The initial Depositary in respect of the Global Notes shall be The Depository Trust Company. The Global Notes shall be deposited with, or on behalf of, the Depositary and shall be registered in the name of Cede & Co. Except as otherwise set forth in Section 305 of the Indenture, the Global Notes may be transferred, in whole or in part, only to the Depositary, another nominee of the Depositary or to a successor of the Depositary or its nominee.
204. Payment
     The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company will make all payments of interest on any Global Note in accordance with the arrangements then existing between the Paying Agent and the applicable Depositary, and all payments of principal of and premium, if any, on any Global Note at the Corporate Trust Office upon surrender of such Note for payment. The Company will make all payments of interest on any definitive Note by mailing a check to the address of each Person entitled thereto, and all payments of principal of and premium, if any, on any definitive Note at the Corporate Trust Office upon surrender of such Note for payment.
205. Interest Rate
     Interest on the 2015 Notes shall accrue at the rate of 1.850% per annum, interest on the 2021 Notes shall accrue at the rate of 3.500% per annum and interest on the 2040 Notes shall accrue at the rate of 5.050% per annum. Interest on the Notes shall accrue from November 8, 2010 or the most recent Interest Payment Date to which interest was paid or duly provided for. Interest on the 2015 Notes and the 2040 Notes shall be payable semiannually in arrears on May 15 and November 15, commencing on May 15, 2011 (each an “Interest Payment Date” for the 2015 and the 2040 Notes), to the Persons in whose names the Notes are registered at the close of business on the May 1 or November 1, as the case may be (in either case, whether or not a Business Day), immediately preceding such Interest Payment Date (each a “Regular Record Date” for the 2015 Notes and the 2040 Notes). Interest on the 2021 Notes shall be payable semiannually in arrears on March 15 and September 15, commencing on March 15, 2011 (each an “Interest Payment Date” for the 2021 Notes), to the Persons in whose names the Notes are registered at the close of business on the March 1 or September 1, as the case may be (in either case, whether or not a Business Day), immediately preceding such Interest Payment Date (each a “Regular Record Date” for the 2021 Notes). Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
206. Paying Agent and Security Registrar
     The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to the Holders thereof, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.
Second Supplemental Indenture

207. No Sinking Fund
     The provisions of Article 12 of the Indenture shall not be applicable to the Notes.
208. Redemption of the Notes
     The 2015 Notes are subject to redemption, in whole at any time and in part from time to time, at the option of the Company as set forth in the form of 2015 Note attached hereto as Exhibit A. The 2021 Notes are subject to redemption, in whole at any time and in part from time to time, at the option of the Company as set forth in the form of 2021 Note attached hereto as Exhibit B. The 2040 Notes are subject to redemption, in whole at any time and in part from time to time, at the option of the Company as set forth in the form of 2040 Note attached hereto as Exhibit C.
209. Exchange of the Notes
     In addition to the circumstances set forth in Clause (2) of the last paragraph of Section 305 of the Indenture, and subject to the arrangements then existing between the Company and the applicable Depositary, the Company may at any time, in its sole discretion, elect to have any Global Note exchanged in whole or in part for Notes of the same series registered in the name or names of Persons other than such Depositary or a nominee thereof.
Article III.
MISCELLANEOUS PROVISIONS
301. Effect of Second Supplemental Indenture
     Upon the execution and delivery of this Second Supplemental Indenture by the Company and the Trustee, the Indenture shall be supplemented and amended in accordance herewith, and this Second Supplemental Indenture shall form a part of the Indenture for all purposes. Except as otherwise provided herein, each and every term and condition contained in this Second Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Original Indenture shall apply only to the Notes established hereby and not to any other series of Securities established under the Indenture.
     In the event of a conflict between any provisions of the Indenture and this Second Supplemental Indenture, the relevant provision or provisions of this Second Supplemental Indenture shall govern.
     Except as supplemented or amended hereby, all other provisions in the Indenture, to the extent not inconsistent with the terms and provisions of this Second Supplemental Indenture, shall remain in full force and effect, and are hereby ratified and confirmed.
Second Supplemental Indenture

302. Effective Date
     This Second Supplemental Indenture shall be effective as of the date first above written upon the execution and delivery hereof by the Company and the Trustee.
303. Effect of Headings and Table of Contents
     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction or interpretation hereof.
304. Successors and Assigns
     All covenants and agreements in this Second Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
305. Separability Clause
     In case any provision in this Second Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
306. Counterparts
     This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
307. Trustee Not Responsible for Recitals
     The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.
308. Governing Law
     This Second Supplemental Indenture and the Notes shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of laws.
[Signature page follows]
Second Supplemental Indenture

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the day and year first above written.

NORTHROP GRUMMAN CORPORATION
By:	/s/ Mark Rabinowitz
	Name:	Mark Rabinowitz
	Title:	Corporate Vice President & Treasurer

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Laurence J. O’Brien
	Name:	Laurence J. O’Brien
	Title:	Vice President

Second Supplemental Indenture

EXHIBIT A
[FORM OF FACE OF 2015 NOTE]
[Global Securities Legend]
[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. ]*
[ UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. ]†

Registered	CUSIP No.: 666807 BC5
No. [____]	Principal Amount: $[__________]
NORTHROP GRUMMAN CORPORATION
1.850% Senior Note due 2015
1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_______________________]‡ [ CEDE & CO.]§, or registered assigns, the principal sum of ____________________ Dollars, on November 15, 2015 (the

*	To be included only if the Note is a Global Note.

†	To be included only if the Depositary is The Depository Trust Company.

‡	To be included only if the Note is not a Global Note.

§	To be included only if the Note is a Global Note.
Face of Form of 1.850% Senior Note due 2015

A-1

“Maturity Date”), and to pay interest thereon from November 8, 2010 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year (each an “Interest Payment Date”), commencing May 15, 2011, at the rate of 1.850% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360 day year of twelve 30 day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the May 1 or November 1 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.
2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment. ]** [ The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]††

**	To be included only if the Note is a Global Note.

††	To be included only if the Note is not a Global Note.
Face of Form of 1.850% Senior Note due 2015

A-2

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

Face of Form of 1.850% Senior Note due 2015

A-3

[FORM OF REVERSE SIDE OF NOTE]
1.850% Senior Note due 2015
3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.
4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”) and a Second Supplemental Indenture dated as of November 8, 2010 (the “Second Supplemental Indenture,” and, together with the Original Indenture and the First Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.
     This Note is one of the series designated as the “1.850% Senior Notes due 2015” of the Company initially limited in aggregate principal amount to $500,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date, and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions. Additional series of Securities may be issued pursuant to the Indenture.
     The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.
     The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.
     Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.
Reverse Side of Form of 1.850% Senior Note due 2015

5. Optional Redemption. The Notes are subject to redemption, in whole at any time or in part from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), upon not less than 30 nor more than 60 days prior notice as provided in the Indenture. The Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (not including any portion of any payments of such interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 10 basis points, and (ii) accrued and unpaid interest thereon to the Redemption Date.
     Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Second Supplemental Indenture.
     “Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”
     “Reference Treasury Dealer” means (A) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc. (or their respective affiliates which are primary U.S. Government securities dealers in the United States (“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.
     “Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean of the bid and asked prices for the
Reverse Side of Form of 1.850% Senior Note due 2015

Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date, as determined by the Company.
     The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.
6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.
7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and whole multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).
8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.
9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.
10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Indenture and to covenant defeasance as set forth in Section 1303 of the Indenture.
11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of
Reverse Side of Form of 1.850% Senior Note due 2015

such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).
13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
Reverse Side of Form of 1.850% Senior Note due 2015

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Indenture.
17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.
18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Northrop Grumman Corporation
1840 Century Park East
Los Angeles, California 90067
Attention: Corporate Vice President, Deputy General Counsel and Secretary

Reverse Side of Form of 1.850% Senior Note due 2015

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common
TEN ENT —	as tenants by the entireties
JT TEN —	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT —		Custodian		under Uniform Gifts to Minors Act

	(Cust)		(Minor)		(State)
Additional abbreviations may also be used though not on the above list.
FORM OF ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)
the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)
as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.
Signature(s) Guaranteed:

Reverse Side of Form of 1.850% Senior Note due 2015

(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)
Reverse Side of Form of 1.850% Senior Note due 2015

EXHIBIT B
[FORM OF FACE OF 2021 NOTE]
[Global Securities Legend]
[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]*
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]†

Registered	CUSIP No.: 666807 BE1
No. [____]	Principal Amount: $[__________]
NORTHROP GRUMMAN CORPORATION
3.500% Senior Note due 2021
1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_______________________]‡ [ CEDE & CO.]§, or registered assigns, the principal sum of ____________________ Dollars, on March 15, 2021 (the “Maturity

*	To be included only if the Note is a Global Note.

†	To be included only if the Depositary is The Depository Trust Company.

‡	To be included only if the Note is not a Global Note.

§	To be included only if the Note is a Global Note.
Face of Form of 3.500% Senior Note due 2021

B-1

Date”) , and to pay interest thereon from November 8, 2010 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year (each an “Interest Payment Date”), commencing March 15, 2011, at the rate of 3.500% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360 day year of twelve 30 day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the March 1 or September 1 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.
2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment. ]** [ The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]††

**	To be included only if the Note is a Global Note.

††	To be included only if the Note is not a Global Note.
Face of Form of 3.500% Senior Note due 2021

B-2

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

Face of Form of 3.500% Senior Note due 2021

B-3

[FORM OF REVERSE SIDE OF NOTE]
3.500% Senior Note due 2021
3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.
4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”) and a Second Supplemental Indenture dated as of November 8, 2010 (the “Second Supplemental Indenture,” and, together with the Original Indenture and the First Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.
     This Note is one of the series designated as the “3.500% Senior Notes due 2021” of the Company initially limited in aggregate principal amount to $700,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date, and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions. Additional series of Securities may be issued pursuant to the Indenture.
     The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.
     The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.
     Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.
Reverse Side of Form of 3.500% Senior Note due 2021

5. Optional Redemption. The Notes are subject to redemption, in whole at any time or in part from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), upon not less than 30 nor more than 60 days prior notice as provided in the Indenture. The Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (not including any portion of any payments of such interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 15 basis points, and (ii) accrued and unpaid interest thereon to the Redemption Date.
     Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Second Supplemental Indenture.
     “Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”
     “Reference Treasury Dealer” means (A) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc. (or their respective affiliates which are primary U.S. Government securities dealers in the United States (“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.
     “Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean of the bid and asked prices for the
Reverse Side of Form of 3.500% Senior Note due 2021

Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date, as determined by the Company.
     The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.
6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.
7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and whole multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).
8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.
9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.
10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Indenture and to covenant defeasance as set forth in Section 1303 of the Indenture.
11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of
Reverse Side of Form of 3.500% Senior Note due 2021

such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).
13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
Reverse Side of Form of 3.500% Senior Note due 2021

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Indenture.
17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.
18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Northrop Grumman Corporation
1840 Century Park East
Los Angeles, California 90067
Attention: Corporate Vice President, Deputy General Counsel and Secretary

Reverse Side of Form of 3.500% Senior Note due 2021

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common
TEN ENT —	as tenants by the entireties
JT TEN —	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT —		Custodian		under Uniform Gifts to Minors Act

	(Cust)		(Minor)		(State)
Additional abbreviations may also be used though not on the above list.
FORM OF ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)
the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)
as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.
Reverse Side of Form of 3.500% Senior Note due 2021

Signature(s) Guaranteed:

(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)
Reverse Side of Form of 3.500% Senior Note due 2021

EXHIBIT C
[FORM OF FACE OF 2040 NOTE]
[Global Securities Legend]
[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]*
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]†

Registered	CUSIP No.: 666807 BD3
No. [____]	Principal Amount: $[__________]
NORTHROP GRUMMAN CORPORATION
5.050% Senior Note due 2040
1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_______________________]‡ [ CEDE & CO.]§, or registered assigns, the principal sum of ____________________ Dollars, on November 15, 2040 (the

*	To be included only if the Note is a Global Note.

†	To be included only if the Depositary is The Depository Trust Company.

‡	To be included only if the Note is not a Global Note.

§	To be included only if the Note is a Global Note.
Face of Form of 5.050% Senior Note due 2040

C-1

“Maturity Date”) , and to pay interest thereon from November 8, 2010 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year (each an “Interest Payment Date”), commencing May 15, 2011, at the rate of 5.050% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360 day year of twelve 30 day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the May 1 or November 1 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.
2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment. ]** [ The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]††

**	To be included only if the Note is a Global Note.

††	To be included only if the Note is not a Global Note.
Face of Form of 5.050% Senior Note due 2040

C-2

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

Face of Form of 5.050% Senior Note due 2040

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[FORM OF REVERSE SIDE OF NOTE]
5.050% Senior Note due 2040
3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.
4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”) and a Second Supplemental Indenture dated as of November 8, 2010 (the “Second Supplemental Indenture,” and, together with the Original Indenture and the First Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.
     This Note is one of the series designated as the “5.050% Senior Notes due 2040” of the Company initially limited in aggregate principal amount to $300,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date, and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions. Additional series of Securities may be issued pursuant to the Indenture.
     The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.
     The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.
     Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.
Reverse Side of Form of 5.050% Senior Note due 2040

5. Optional Redemption. The Notes are subject to redemption, in whole at any time or in part from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), upon not less than 30 nor more than 60 days prior notice as provided in the Indenture. The Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (not including any portion of any payments of such interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 20 basis points, and (ii) accrued and unpaid interest thereon to the Redemption Date.
     Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Second Supplemental Indenture.
     “Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.
     “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”
     “Reference Treasury Dealer” means (A) Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc. (or their respective affiliates which are primary U.S. Government securities dealers in the United States (“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.
     “Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean of the bid and asked prices for the
Reverse Side of Form of 5.050% Senior Note due 2040

Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date, as determined by the Company.
     The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.
6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.
7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and whole multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).
8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.
9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.
10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Indenture and to covenant defeasance as set forth in Section 1303 of the Indenture.
11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of
Reverse Side of Form of 5.050% Senior Note due 2040

such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).
13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
Reverse Side of Form of 5.050% Senior Note due 2040

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Indenture.
17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.
18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Northrop Grumman Corporation
1840 Century Park East
Los Angeles, California 90067
Attention: Corporate Vice President, Deputy General Counsel and Secretary

Reverse Side of Form of 5.050% Senior Note due 2040

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common
TEN ENT —	as tenants by the entireties
JT TEN —	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT —		Custodian		under Uniform Gifts to Minors Act

	(Cust)		(Minor)		(State)
Additional abbreviations may also be used though not on the above list.
FORM OF ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)
the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)
as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.
Reverse Side of Form of 5.050% Senior Note due 2040

Signature(s) Guaranteed:

(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)
Reverse Side of Form of 5.050% Senior Note due 2040